LINCOLN NATIONAL MANAGED FUND, INC.

    SUPPLEMENT DATED SEPTEMBER 30, 2000, TO THE PROSPECTUS DATED MAY 1, 2000,
                          AS SUPPLEMENTED MAY 1, 2000

     This supplement describes certain changes to the Prospectus for Lincoln National Managed Fund, Inc. (the "fund").

     Under the section titled "Investment advisor and portfolio manager", on page M-7, the last sentence of the second paragraph and the entire third and fourth paragraphs are completely replaced with the following:

        "Vantage's address is 2005 Market Street, Philadelphia, PA  19103.

          J.  Paul  Dokas,  Vice  President  of  Lincoln   Investment,   has
assumed responsibility for managing the process by which the fund determines the timing and amount of the investments in each investment category.

          Effective September 30, 2000, Ryan Brist, Vice President and Portfolio Manager of Lincoln Investment Management, Inc. assumed respon-sibility for the management of the debt obligations category of the fund. Prior to joining Lincoln Investment, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

          Vantage is responsible for the day-to-day management of the fund's stock category of investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $3.6 billion in assets under management. Vantage began managing the Fund's stock category of investments in 1985. J. Paul Dokas, in his capacity as Managing Director at Vantage has assumed responsibility for managing the stock category of the fund. Prior to joining Lincoln Investment and Vantage, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. He is also a Director of the Financial Analysts Society of Philadelphia."